Exhibit 10.1

November 2, 2021

INVO Bioscience Inc.

407 R. Mystic Ave

Suite 34C

Medford, MA 02155

Attention: Mr. Steve Shum

Bio X Cell, Inc.

407 R. Mystic Ave

Suite 34C

Medford, MA 02155

Attention: Mr. Steve Shum

Re: Notice of Termination

Dear Mr. Shum,

Ferring International Center S.A. (“Ferring”), INVO Bioscience, Inc. (“Invo”), and Bio X Cell, Inc., are parties to a distribution agreement dated November 12, 2018 (the “Agreement”). Capitalized terms used in this letter but not defined have the meanings given to them in the Agreement.

As discussed with you and Bipin Dalmia and David Powley, this notice shall serve as our notice of termination for convenience pursuant to Section 14.2(b) of the Agreement. The effective date of termination/expiration of the Term shall be ninety (90) days from the date of this notice – January 31, 2022.

Bipin, David and potentially other members of our Ferring team will be in touch separately to coordinate further discussions and transition activities with you and your team.

Regards,

/s/ Curt McDaniel

Curt McDaniel

Chief Legal Officer

Ferring International Center S.A.

Copy to:

Shulman Rogers

12505 Park Potomac Avenue

6th Floor

Potomac, MD 20854

Attn: Scott Museles